SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  March 5, 2012
Date of Earliest Event Reported: February 28, 2012

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300
Lake Forest, Illinois  60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 28, 2012, Akorn India Private Limited (“AIPL”), a wholly owned subsidiary of Akorn, Inc. (the “Company”) completed and closed on its previously announced acquisition of selected assets of Kilitch Drugs (India) Limited (“KDIL”) (the “Kilitch Acquisition”).  This acquisition was pursuant to the terms of the Business Transfer Agreement (the “BTA”) entered into among the Company, KDIL and the members of the promoter group of KDIL on October 5, 2011.  In accordance with terms contained in the BTA, the Company also closed on a related Product Transfer Agreement between the Company and NBZ Pharma Limited (“NBZ”), a company associated with KDIL.  The primary asset transferred was KDIL’s manufacturing plant in Paonta Sahib, Himachal Pradesh, India, along with its existing book of business.

AIPL paid a total of approximately USD $59.9 million at, and shortly after, closing related to the BTA.  This total consisted of approximately $52.1 million in base consideration, $4.0 million in reimbursement for capital expenditures made by KDIL between April 1, 2012 and the closing date, $2.0 million related to contingent consideration earned by the closing date, and $1.8 million in taxes and duties related to transfer of the land and the business.  In addition to the amounts paid at closing, AIPL may owe up to approximately another $4.0 million in contingent consideration subject to achievement of certain milestones.

The foregoing description of various terms of the BTA is qualified in its entirety by reference to the full text of the BTA, a copy of which was included as Exhibit 2.1 to the first of two Current Reports on Form 8-K filed by the Company on October 6, 2011, and is incorporated herein by reference.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.01 is a copy of the press release issued by the Company, dated February 28, 2011. This information shall not be deemed "filed"for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements, to the extent required by this item with respect to the Kilitch Acquisition, will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report was required to be filed pursuant to Item 2.01.

(b) Pro forma Financial Information.

The pro forma financial information, to the extent required by this item with respect to the Kilitch Acquisition, will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report was required to be filed pursuant to Item 2.01.

(d) Exhibits.

 See the Exhibit Index, which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: March 5, 2012	By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 28, 2012, announcing the Company’s closing of its acquisition of selected assets of KDIL.